INDEMNIFICATION AGREEMENT

This INDEMNIFICATION AGREEMENT made and entered into this [____] day of February, 2012 (the "Agreement"), by and between Tonix Pharmaceuticals Holding Corp., a Nevada corporation (together with its affiliates, as defined in the federal securities laws, the "Company"), and [________________] (the "Indemnitee"):

WHEREAS, highly competent persons are becoming more reluctant to serve publicly-held corporations as executive officers, members of the Board of Directors or in other capacities unless they are provided with adequate protection through insurance and indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of the corporation; and

WHEREAS, the current difficulties or virtual impossibility of obtaining adequate insurance and uncertainties relating to indemnification have increased the difficulty of attracting and retaining such persons; and

WHEREAS, the Board of Directors of the Company has determined that the inability to attract and retain such persons is detrimental to the best interests of the Company's stockholders and that the Company should act to assure such persons that there will be increased certainty of such protection in the future; and

WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified; and

WHEREAS, the Indemnitee is willing to serve or continue to serve as an executive officer and/or a member of the Company’s Board of Directors on the condition that he be so indemnified;

NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and the Indemnitee do hereby covenant and agree as follows:

Section 1. Services by Indemnitee. The Indemnitee agrees to serve as [____________] of the Company. The Indemnitee may at any time and for any reason resign from such position (subject to any other contractual obligation or other obligation imposed by operation of law).

Section 2. Indemnification. The Company shall indemnify the Indemnitee to the fullest extent permitted by applicable law in effect on the date hereof or as such laws may from time to time be amended. Without diminishing the scope of the indemnification provided by this Section 2, the rights of indemnification of the Indemnitee provided hereunder shall include but shall not be limited to those rights set forth hereinafter, except to the extent expressly prohibited by applicable law, including indemnification for any tax liabilities of the Company.

Section 3. Action or Proceeding Other Than an Action by or in the Right of the Company. The Indemnitee shall be entitled to the indemnification rights provided in this Section 3 if he is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in nature, other than an action by or in the right of the Company, by reason of the fact that he is or was a director, officer, employee, agent, partner or fiduciary of the Company or is or was serving at the request of the Company as a director, officer, employee, agent, partner or fiduciary of any other entity or by reason of anything done or not done by him in any such capacity. Pursuant to this Section 3, the Indemnitee shall be indemnified against all expenses (including attorneys' fees), costs, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding (including, but not limited to, the investigation, defense or appeal thereof), if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, he had no reasonable cause to believe his conduct was unlawful.

Section 4. Actions by or in the Right of the Company. The Indemnitee shall be entitled to the indemnification rights provided in this Section 4 if he is a person who was or is made a party or is threatened to be made a party to any threatened, pending or completed action or suit brought by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, agent, partner or fiduciary of the Company or is or was serving at the request of the Company as a director, officer, employee, agent, partner or fiduciary of any other entity by reason of anything done or not done by him in any such capacity. Pursuant to this Section 4, the Indemnitee shall be indemnified against all expenses (including attorneys' fees) and costs actually and reasonably incurred by him in connection with such action or suit (including, but not limited to, the investigation, defense, settlement or appeal thereof) if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company; provided, however, that no such indemnification shall be made in respect of any claim, issue or matter as to which applicable law expressly prohibits such indemnification by reason of an adjudication of liability of the Indemnitee to the Company, unless, and only to the extent that, the court in which such action or suit was brought shall determine upon application that, despite such adjudication of liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnification for such expenses and costs as such court shall deem proper.

Section 5. Indemnification for Costs, Charges and Expenses of Successful Party. Notwithstanding the other provisions of this Agreement and in addition to the rights to indemnification set forth in Sections 3 and 4 hereof, to the extent that the Indemnitee has served as a witness on behalf of the Company or has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit or proceeding referred to in Sections 3 and 4 hereof, or in defense of any claim, issue or matter therein, he shall be indemnified against all costs, charges and expenses (including attorneys' fees) actually and reasonably incurred by him or on his behalf in connection therewith.

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Section 6. Partial Indemnification. In addition to the rights to indemnification set forth in Sections 3 and 4 hereof, if the Indemnitee is only partially successful in the defense, investigation, settlement or appeal of any action, suit, investigation or proceeding described in Section 3 or 4 hereof, and as a result is not entitled under Section 3, 4 or 5 hereof to indemnification by the Company for the total amount of the expenses (including attorneys' fees), costs, judgments, penalties, fines, and amounts paid in settlement actually and reasonably incurred by him, the Company shall nevertheless indemnify the Indemnitee, as a matter of right pursuant to Section 5 hereof, to the extent that the Indemnitee has been partially successful.

Section 7. Determination of Entitlement to Indemnification. Upon written request by the Indemnitee for indemnification pursuant to Section 3 or 4 hereof, the entitlement of the Indemnitee to indemnification pursuant to the terms of this Agreement shall be determined by the following person or persons who shall be empowered to make such determination: (a) the Board of Directors of the Company by a majority vote of a quorum consisting of Disinterested Directors (as hereinafter defined); or (b) if such a quorum is not obtainable or, even if obtainable, if the Board of Directors by the majority vote of Disinterested Directors so directs, by Independent Counsel (as hereinafter defined) in a written opinion to the Board of Directors, a copy of which shall be delivered to the Indemnitee; or (c) by the stockholders of the Company. Independent Counsel shall be selected by the Board of Directors and approved by the Indemnitee. Upon failure of the Board so to select Independent Counsel or upon failure of the Indemnitee so to approve Independent Counsel, Independent Counsel shall be selected by the the court or such other person as the court shall designate to make such selection. Such determination of entitlement to indemnification shall be made not later than 60 days after receipt by the Company of a written request for indemnification. Such request shall include documentation or information which is necessary for such determination and which is reasonably available to the Indemnitee. Any costs or expenses (including attorneys' fees) incurred by the Indemnitee in connection with his request for indemnification hereunder shall be borne by the Company. The Company hereby indemnifies and agrees to hold the Indemnitee harmless therefrom irrespective of the outcome of the determination of the Indemnitee's entitlement to indemnification. If the person making such determination shall determine that the Indemnitee is entitled to indemnification as to part (but not all) of the application for indemnification, such person shall reasonably prorate such partial indemnification among such claims, issues or matters.

Section 8. Presumptions and Effect of Certain Proceedings. The Secretary of the Company shall, promptly upon receipt of the Indemnitee's request for indemnification, advise in writing the Board of Directors or such other person or persons empowered to make the determination as provided in Section 7 that the Indemnitee has made such request for indemnification. Upon making such request for indemnification, the Indemnitee shall be presumed to be entitled to indemnification hereunder and the Company shall have the burden of proof in the making of any determination contrary to such presumption. If the person or persons so empowered to make such determination shall have failed to make the requested indemnification within 60 days after receipt by the Company of such request, the requisite determination of entitlement to indemnification shall be deemed to have been made and the Indemnitee shall be absolutely entitled to such indemnification, absent actual and material fraud in the request for indemnification. The termination of any action, suit, investigation or proceeding described in Section 3 or 4 hereof by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself: (a) create a presumption that the Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, that the Indemnitee had reasonable cause to believe that his conduct was unlawful; or (b) otherwise adversely affect the rights of the Indemnitee to indemnification except as may be provided herein.

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Section 9. Advancement of Expenses and Costs. All reasonable expenses and costs incurred by the Indemnitee (including attorneys' fees, retainers and advances of disbursements required of the Indemnitee) shall be paid by the Company in advance of the final disposition of such action, suit or proceeding at the request of the Indemnitee within 20 days after the receipt by the Company of a statement or statements from the Indemnitee requesting such advance or advances from time to time. The Indemnitee's entitlement to such expenses shall include those incurred in connection with any proceeding by the Indemnitee seeking an adjudication or award in arbitration pursuant to this Agreement. Such statement or statements shall reasonably evidence the expenses and costs incurred by him in connection therewith and shall include or be accompanied by an undertaking by or on behalf of the Indemnitee to repay such amount if it is ultimately determined that the Indemnitee is not entitled to be indemnified against such expenses and costs by the Company as provided by this Agreement or otherwise.

Section 10. Remedies of Indemnitee in Cases of Determination not to Indemnify or to Advance Expenses. In the event that a determination is made that the Indemnitee is not entitled to indemnification hereunder or if payment has not been timely made following a determination of entitlement to indemnification pursuant to Sections 7 and 8, or if expenses are not advanced pursuant to Section 9, the Indemnitee shall be entitled to a final adjudication in an appropriate court of the State of Nevada or any other court of competent jurisdiction of his entitlement to such indemnification or advance. Alternatively, the Indemnitee at his option may seek an award in arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association, such award to be made within 60 days following the filing of the demand for arbitration. The Company shall not oppose the Indemnitee's right to seek any such adjudication or award in arbitration or any other claim, but may oppose the Indemnitee's right to indemnification. Such judicial proceeding or arbitration shall be made de novo and the Indemnitee shall not be prejudiced by reason of a determination (if so made) pursuant to Sections 7 and 8 that he is not entitled to indemnification. If a determination is made or deemed to have been made pursuant to the terms of Section 7 or Section 8 hereof that the Indemnitee is entitled to indemnification, the Company shall be bound by such determination and is precluded from asserting that such determination has not been made or that the procedure by which such determination was made is not valid, binding and enforceable. The Company further agrees to stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement and is precluded from making any assertion to the contrary. If the court or arbitrator shall determine that the Indemnitee is entitled to any indemnification hereunder, the Company shall pay all reasonable expenses (including attorneys' fees) and costs actually incurred by the Indemnitee in connection with such adjudication or award in arbitration (including, but not limited to, any appellate proceedings).

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Section 11. Other Rights to Indemnification. The indemnification and advancement of expenses (including attorneys' fees) and costs provided by this Agreement shall not be deemed exclusive of any other rights to which the Indemnitee may now or in the future be entitled under any provision of the by-laws, agreement, provision of the Certificate of Incorporation, vote of stockholders or disinterested directors, provision of law or otherwise.

Section 12. Attorneys' Fees and Other Expenses To Enforce Agreement. In the event that the Indemnitee is subject to or intervenes in any proceeding in which the validity or enforceability of this Agreement is at issue or seeks an adjudication or award in arbitration to enforce his rights under, or to recover damages for breach of, this Agreement, the Indemnitee, if he prevails in whole or in part in such action, shall be entitled to recover from the Company and shall be indemnified by the Company against, any actual expenses for attorneys' fees and disbursements reasonably incurred by him.

Section 13. Duration of Agreement. This Agreement shall continue until and terminate upon the later of: (a) 10 years after the Indemnitee has ceased to occupy any of the positions or have any of the relationships described in Sections 3 and 4 of this Agreement; and (b) the final termination of all pending or threatened actions, suits, proceedings or investigations with respect to the Indemnitee. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit the Indemnitee and his spouse, assigns, heirs, devises, executors, administrators or other legal representatives.

Section 14. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

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Section 15. Identical Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

Section 16. Headings. The headings of the Sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

Section 17. Definitions. For purposes of this Agreement:

(a) "Disinterested Director" shall mean a director of the Company who is not or was not a party to the action, suit, investigation or proceeding in respect of which indemnification is being sought by the Indemnitee.

(b) "Independent Counsel" shall mean a law firm or a member of a law firm that neither is presently nor in the past five years has been retained to represent: (i) the Company or the Indemnitee in any matter material to either such party, or (ii) any other party to the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or the Indemnitee in an action to determine the Indemnitee's right to indemnification under this Agreement.

Section 18. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

Section 19. Notice by the Indemnitee. The Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any matter which may be subject to indemnification covered hereunder, either civil, criminal or investigative.

Section 20. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed or if (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

(a) If to the Indemnitee, to the address written on the signature page hereto or such other address as the Indemnitee may furnish in writing.

(b) If to the Company, to the Company’s then current principal executive offices, Attn: Chief Executive.

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Section 21. Governing Law. The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Nevada, without giving effect to the conflict of laws.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

TONIX PHARMACEUTICALS HOLDING CORP.

By: _____________________________________

Name: Seth Lederman

Title: Chief Financial Officer

INDEMNITEE

________________________________________

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